Walthausen Small Cap Value Fund

September 30, 2011
Third Quarter

Investment Objective

The Walthausen Small Cap Value Fund seeks long-term capital appreciation.

Investment Policy

The Fund invests primarily in common stocks of small capitalization companies defined as those with a market capitalization of $2 billion or less at the time of purchase. Normally, the Fund will invest at least 80% of its net assets in small capitalization stocks.

Investor Profile

The fund may be suitable to investors seeking long-term growth of capital, who can tolerate the risks associated with investing in small capitalization common stocks. The earnings and prospects of these companies are generally more volatile than larger companies.

PERFORMANCE SUMMARY (%) (as of 9/30/11)

	Q3 2011	YTD 2011	1 Yr	3Yr *	Since * Inception (2/1/08)
Walthausen Small Cap Value Fund	-21.59	-17.93	-2.37	8.11	7.83
Russell 2000 Value Index	-21.47	-18.51	-5.99	-2.78	-2.64

Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value will fluctuate so that when an investor's shares, when redeemed, may be worth more or less than their original cost. The current performance may be lower or higher then the performance data quoted. Investors may obtain performance data current to the most recent month-end by calling (888) 925-8428. Investors should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

* Average Annualized Total Return

The Russell 2000 Value Index measures the performance of small cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

FUND INVESTMENT STYLE

The Fund's investment advisor searches for securities across the broad universe of small capitalization companies, using a proprietary scoring model to identify companies that are trading at a discount to intrinsic value. Research is generated internally, avoiding external sell-side analysis. The two critical areas for analysis are the cash flow statement and balance sheet which allow an evaluation of a company's sustainable free cash flow. This cash flow can be used to invest and expand, acquire other companies, reduce debt, buy in stock or pay dividends. Investment decisions are made on the basis of whether the company is selling at a discount valuation, management has an achievable plan for building shareholder value, and their track record suggests they are capable of implementing the strategy.

Key Fund Facts

Inception Date:	02/01/08
Ticker Symbol:	WSCVX
Cusip:	933310104
Net Assets	$253.3 million
NAV:	$13.18
Total Expense Ratio:	1.39%*

Investment Minimums

Regular Account	$2,500
Automatic Reinvestment Plan	$2,500
IRA Account	$2,500

*Effective August 1, 2010, Walthausen & Co. contractually agreed to reduce its Services Agreement fee from 0.45% to 0.25% of the Fund's average daily net assets in excess of $100 million through September 30, 2013. Excluding the indirect costs of investing in Acquired Funds, Total Annual Fund Operating Expenses would be 1.38% for the Fund.

PORTFOLIO MANAGER:

The Portfolio Manager of the fund is John Walthausen, CFA, a thirty year veteran in small cap investing. He is CIO of the Investment Adviser to the Fund, Walthausen & Co., LLC, which he formed in August, 2007. He is assisted by the investment team that joined him from his former employer, Paradigm Capital Management. At Paradigm, he was the portfolio manager of the Paradigm Value Fund, which he managed from the fund's inception in January, 2003, through to the time of his departure in July, 2007.

Investment Adviser:
Walthausen & Co., LLC
9 Executive Park Drive.
Clifton Park, NY 12065
(518) 371-3450

Transfer Agent:
Mutual Shareholders Services

Custodian Bank:
Huntington National Bank

Investors should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus by calling (888) 925-8428. The prospectus should be read carefully before investing.

WALTHAUSEN FUNDS
(888) 925-8428
www.walthausenfunds.com

Walthausen Small Cap Value Fund

September 30, 2011
Third Quarter

Fund Characteristics (as of 9/30/11)

No. of Holdings	78
Median Market Cap	$572.4m
Average Weighted Market Cap	$1,019.0m
Price-to-Book – Weighted Harmonic Average	1.3x

Source: FactSet Research

TOP TEN HOLDINGS (as of 9/30/11)

(% of net assets)

Ocwen Financial Corporation	3.7
Primerica, Inc.	3.1
Pep Boys Manny, Moe and Jack	3.1
Vishay Intertechnology, Inc.	2.7
Hexcel Corp	2.7
Standex International Corp.	2.6
Community Bank Systems, Inc.	2.2
Rent A Center, Inc.	2.2
RLI Corp.	2.0
Sally Beauty Holdings, Inc.	1.8
Total % of Portfolio	22.6

Fund holdings and asset allocations are subject to change, and are not recommendations to buy or sell any security.

SECTOR ALLOCATION (as of 9/30/11)

(% of net assets)

Financials	26.5
Industrials	20.5
Consumer Discretionary	18.3
Information Technology	11.5
Materials	7.7
Energy	6.3
Healthcare	4.4
Consumer Staples	1.9
Telecom Services	0.0
Utilities	0.0
	97.1
Net Cash*	2.9

** Net cash represents cash equivalents and other assets less liabilities. Sectors are defined by GICS. Allocations are subject to change.*

TOP FIVE HOLDINGS PROFILE (9/30/11)

Ocwen Financial Corp (3.7%)

Provides asset management and business process solutions to the financial services industry. It principally offers loan servicing, special servicing, mortgage loan due diligence, and receivables management services.

Primerica, Inc. (3.1%)

Engages in the distribution of financial products on behalf of third parties to middle income households in the United States and Canada. They operate in three segments: term life insurance, investment and savings products, and corporate distributed products.

Pep Boys Manny, Moe and Jack (3.1%)

Provides automotive repair and maintenance services, tires, parts and accessories. The company serves do-it-for-me and do-it-yourself customers, as well as delivers its parts to repair shops and dealers.

Vishay Intertechnology, Inc. (2.9%)

Engages in the manufacture and supply of semiconductors and passive electronic components in the United States, Europe, and Asia.

Hexcel Corp. (2.7%)

Engages in the development, manufacture, and marketing of lightweight and high-performance composites for use in commercial aerospace, space and defense, and industrial applications.

Fund holdings and asset allocations are subject to change and are not recommendations to buy or sell any security. Investors should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus by calling (888) 925-8428. The prospectus should be read carefully before investing.

WALTHAUSEN FUNDS
(888) 925-8428
www.walthausenfunds.com